SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                             FORM 8-K
                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         September 23, 2002


                   UNIVERSAL MONEY CENTERS, INC.
                   -----------------------------
      (Exact name of Registrant as specified in its charter)

      Missouri               1-8460            43-1242819
      --------               ------            ----------
      (State of         (Commission File    (I.R.S. Employer
   Incorporation)           Number)          Identification
                                                 Number)


             6800 Squibb Road, Mission, Kansas, 66202

        (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (913) 831-2055
                                                    --------------


          (Former name or former address, if changed since last report)


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Item 9.    Regulation FD Disclosure

      On September 23, 2002, the Registrant filed its Quarterly Report on Form 10-QSB for the quarterly period ended July 31, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q:

                    Certification of Chief Executive Officer

          I, David S. Bonsal, Chief Executive Officer of Universal Money Centers, Inc., hereby certify, in accordance with 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (a) The Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Universal Money Centers, Inc.

     Dated: September 20, 2002.

                                       /s/ David S. Bonsal
                                       ---------------------------------
                                       David S. Bonsal
                                       Chief Executive Officer


                      Certification of Corporate Controller

          I, Christopher D. Greek, Corporate Controller of Universal Money Centers, Inc., hereby certify, in accordance with 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002, which accompanies this certification, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) The information contained in the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002, which accompanies this certification, fairly presents, in all material respects, the financial condition and results of operations of Universal Money Centers, Inc.

Dated:  September 20, 2002.

                                       /s/ Christopher D. Greek
                                       ----------------------------------
                                       Christopher D. Greek
                                       Corporate Controller

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               UNIVERSAL MONEY CENTERS, INC.


Dated: September 20, 2002
                               By: /s/ David S. Bonsal
                                   --------------------------------------
                                   David S. Bonsal
                                   Chief Executive Officer